Universal Biosensors, Inc.

Annual General Meeting of Securityholders

21 June 2022

Placing the universal power of biosensors into the hands of those who need it

Universal Biosensors

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Universal Biosensors

Universal Biosensors

Introduction

UBI (ASX:UBI) is a biosensor company and world leader in electrochemical cell technology.

New technology has expanded our detection limits by 1 Billion (1,000,000,000) times.

UBI's biosensor technology platform has been used to deliver more than 10 billion diagnostic tests to patients worldwide generating billions of dollars in sales.

Our patented technology is based on diagnosis and measurements using a portable handheld device from a "finger prick of blood" sample (size).

Our ambition is to build a multi product stable of biosensors in large markets which generate ongoing revenue streams.

Our revenue model is to sell the handheld, portable analyzer into high volume repeat-use scenarios and then sell single use, disposable biosensor strips which are used for each diagnostic test.

Universal Biosensors

The world has changed but UBI has gotten better!

The last 8 weeks have been brutal on global stock markets, but UBI's business has never been in better shape.

UBI is investing more than $9m into new technologies and another $3m on new manufacturing equipment.

The investment should deliver new biosensor products in Coagulation, Vet, Wine, Oncology, Fertility and Infectious Disease.

The investment into our new manufacturing equipment will add circa 35m test strip capacity for new products.

In summary

- The business has never been better funded.
- UBI technology will be amongst the worlds best re limits of detection in electrochemistry
- UBI has a number of interested global companies in discussion for our technology.
- We are confident Sentia will be a global success.
- We are confident Xpreica Prime will be a global success.
- We are confident our Vet blood glucose product will be a global success.
- We are confident our oncology product will be a global success.
- We are confident our fertility products will be a global success.
- We are confident other products we develop can deliver global leadership in each of their markets.
- Our technology platform allows for additional biomarkers made by third parties, such as in oncology, cardiology or the environment ….., to be integrated into our test strips to create more global biosensor products.

Universal Biosensors

Universal Biosensors
Capital Raise summary

$26 million raised pursuant to:

- $20m Fully Underwritten Rights Issue @ $0.77
- $6m Placement @ $0.77 cents

Feedback very strong and oversubscribed.

UBI is now fully funded with no foreseeable need for additional cash. Money raised will be used to support:

1. New technology developments
2. Capital Equipment (3-electrode technology)
3. Clinical trials for coagulation, oncology and fertility
4. Working capital

Universal Biosensors

Universal Biosensors

What we have

1. Three products generating sales growth in global markets
   - Sentia – wine testing platform, Free SO_2 and Malic Acid,
   - Xprecia Stride – PT/INR coagulation monitoring device,
   - HRL blood analytics and testing services.

2. New products being launched
   - Sentia – testing for Glucose, Fructose, Total Acid, Acetic Acid (others to follow),
   - Xprecia Prime – approved for sale in Europe. Clinical trials ongoing in USA.
   - Blood glucose biosensors for animals
   - New HRL blood analytical tests

3. Very strong balance sheet – ($35m in cash).

4. Building motivated workforce in science, sales, supply chain.

5. Significant development opportunities
   - Cancer monitoring,
   - Aptamer technology, - Instant Covid Test, Fertility.

New Technology

Detection Limits Increased by ≈ 1 Billion Times



10-3
Millimolar
10-6
Micromolar
10-9
Nanomolar
10-12
Picomolar
10-15
Femtomolar
10-18
Attomolar
Blood Glucose
Coagulation PT/INR
Wine
FreeSO2
Malic Acid
Glucose*
Fructose*
Total Acid*
Acetic Acid*
Veterinary Blood Glucose*
Products
Cancer biomarkers
COVID & Viral biomarkers
Estradiol
Progesterone
Luteinizing Hormone
Other biomarkers using Aptamers
RNA/DNA
PFAS
Agricultural / Environmental Testing
Products in Development*

Placing the universal power of biosensors into the hands of those who need it

Universal Biosensors

New Product Development

Products and timelines



Blood glucose testing product partnered with J&J*
2002
Sentia Wine testing platform Free SO2 test
March 2021
Sentia Malic Acid test
Mar 2022
Xprecia Prime (next gen coagulation)
2022
Sentia Acetic Acid test
2022
Cancer biomarker
2022
COVID biosensor
2022
existing
new products
2012
Xprecia Stride (coagulation) partnered with Siemens*
2022
Sentia Glucose test
2022
Sentia Total Acid test
2022
Sentia Fructose test
2022
Vet blood glucose monitor
2022
Aptamer technology
Fertility biosensors

*J&J and Siemens contracts and partnerships have ended with no further revenues or expenditure expected

Placing the universal power of biosensors into the hands of those who need it

Universal Biosensors

New Product Update

Tn Antigen Cancer Biomarker

Universal Biosensors, Inc. has developed

- A handheld Tn biosensor device and test strip which will accurately measure changes in a patient's cancer status (monitoring of remission and reoccurrence) in easier, cheaper and more frequent tests.
- a finger prick blood test which can be used by:
  - oncologists
  - hospitals
  - GP clinics: or
  - at home by patients

  to accurately measure changes to cancer patient's carcinomas.
- The cost of the test could be as low as few dollars per test



CONDUCTIVE SURFACE
LUBRICIN
LECTIN MODIFIED WITH METHYLENE BLUE
Tn ANTIGEN
Tn ANTIGEN (BLOOD)
ISLAND CLUSTER
ISOLATED LUBRICIN

Universal Biosensors

New Product Update
Tn Antigen Cancer Biomarker

Universal Biosensors, Inc. has successfully:

- Completed proof of concept for the detection of Tn Antigen on its hand-held platform technology. Tn Antigen was detected at 200 Picomolar in spiked whole blood samples.
- Published initial results from our Peter Mac development clinical study, which demonstrate that our Tn Antigen system has sensitivity and specificity at or above that of other cancer biomarkers (ie. PSA and CEA -both multi-billion dollar products).
- Results from two additional clinical studies are due in 8 weeks

Colorectal Cancer

C (n=16), H (n=10)*	Sensitivity (%)	Specificity (%)
2 Electrode	100.0	60.0
3 Electrode	100.0	90.0
CEA	55.2	83.6

*C = Cancer (48 samples tested), H = Healthy (30 samples tested). Each patient sample is tested in triplicate

Prostate Cancer

C (n=44), H (n=10)*	Sensitivity (%)	Specificity (%)
2 Electrode	92.9	60.0
3 Electrode	72.7	90.0
PSA	85.4	30.3

*C = Cancer (132 samples tested), H = Healthy (30 samples tested). Each patient sample is tested in triplicate

Universal Biosensors

New Product Update
Tn Antigen Cancer Biomarker

Existing cancer biomarkers used to manage cancer patients:

- PSA – for prostate cancer has clinical sensitivity (85%) and specificity (30%). Estimated total revenue in 2021 is $3.5 billion.
- CEA – for colorectal cancer to detect tumor growth has clinical sensitivity (55%) and specificity (83%). Estimated total revenue in 2021 is $3.4 billion.
- CA 15-3 – for breast cancer patients has clinical sensitivity (54%) and specificity (91%).

If each cancer survivor in remission tested themselves once a month then

Current Remission Monitoring Protocols	
Number of people in remission from carcinomas per year	78,000,000
Average number of tests per person per year	1.5
Number of tests per year	122,252,509
Average cost per test	AUD $139
Cost of remission monitoring per year	**17,010,592,215**
Potential Remission Monitoring Protocols Tn Antigen	
If each person in remission is tested monthly with a Tn Antigen test.	
Average number of tests per person per year	12
Number of tests per year	936,000,000
Average cost per test	AUD $12
Cost of remission monitoring per year	**11,232,000,000**

Universal Biosensors

Sentia™
Update

UBI launched **"Sentia Wine Analyzer"** in March 2021.

Free Sulphur test launched in March 2021.

Malic Acid test launched in March 2022.

14 Distribution deals done globally.

First sales made in 14 countries.

Direct sales force established in USA (January 2022).

Distribution center and USA subsidiary established.

Good progress being made in Europe with the appointment of a full time European General Manager.

Negotiating distribution contracts in Italy, Austria, Germany, Hungary, Serbia, Poland, Bulgaria, Romania England, Argentina, Chile, Turkey, USA.

Universal Biosensors

Sentia™

Sales Update

Sales for Sentia for H122 are expected to be up 5% - 10% compared to H121.

Importantly the mix of sales has moved away from large stocking orders (to distributors) towards more direct sales to wineries and repeat orders for the consumable test strips.

Whilst sales have grown, the delay in the launch of our Total Sugar Test (Glucose + Fructose) has deferred up to $2.2m of revenue which was forecast for FY22. We are confident we are on track to deliver the Total Sugar test and have more than 10 formulations down on stability. The Total Sugar Test should be ready for sale by the end of 2022.

Our Total Acid and Acetic Acid tests are progressing well and should be available for sale late Q4 2022 / early 2023.

We have improved the original versions of the Free Sulphur and Malic Acid tests as part of our continual improvement process and these are performing very well.

Universal Biosensors

Sentia™

Sales Update

We are delivering good in market sales success:

Australia –11.3% of the estimated 1,800 production wineries have already purchased Sentia and are buying our Free Sulphur and Malic Acid strips. Our ambition is to achieve 15%-20% market penetration by the end 2022.

New Zealand –4.4% of the estimated 500 production wineries have already purchased Sentia and are buying our Free Sulphur and Malic Acid strips. Our ambition is to achieve 10% market penetration by the end 2022.

USA –3.1% of an estimated 10,000 production wineries have already purchased Sentia and are buying our Free Sulphur and Malic Acid strips. Our ambition is to achieve 6%-10% market penetration by the end 2022.

Canada –5.1% of an estimated 700 wineries production wineries have already purchased Sentia and are buying our Free Sulphur and Malic Acid strips. Our ambition is to achieve 10% market penetration by the end 2022.

Europe <1%. Because of COVID and travel restrictions we have not effectively launched in Europe. However, We have appointed an experienced manger to begin selling Sentia direct in Europe who joins us in July 2022.

Universal Biosensors

Sentia™

Update Endorsements

Carol Shelton is widely cited as the most awarded winemaker in the U.S. She has won countless medals for her wines over her 45 years in the industry and has been honored as Winemaker of the Year numerous times. Her wines have been selected for the Wine Spectator's annual "Top 100 Wines of the World" honour a total of 4 times in the past 7years. ***"The Sentia free SO2 measurement tool has been a boon to a small winery like us which does not have a full lab. We can get immediate results at lower costs than outside labs.....it was a no-brainer purchase that is going to improve our wine quality by allowing for more frequent testing and thus better SO2 protection of my wines."***

Don Schroeder
Winemaker, Sea Smoke – Santa Rita Hills, Santa Barbara CA
"For us, this innovative and simple to use device has taken our task of free SO^2 monitoring from a two-week process down to two days."

Don Corson
Winemaker, Camaraderie Cellars - Port Angeles, WA
"Sentia has been an awesome investment. It is quick, accurate and simple to use and made us much more confident during our racking. We would highly recommend this unit to any winery looking for a simple yet accurate method of testing their wines."

Dr Patrick Nicholaus
Leiter Analyselabor - Institut für Weinbau und Oenologie
"Two weeks ago, we had a conference here in Neustadt with about 100 participants from wine laboratories, scientific institutes and winegrowers' cooperatives all over Germany. There I presented the Sentia SO^2 results again and it was the absolute consensus there that the deviations we observed compared to the Ripper method were due to Ripper's inaccuracies. I am currently writing an article on free SO^2 measurement with Sentia for a German magazine aimed mainly at German winemakers..."

Universal Biosensors

Xprecia Prime™

Approved for Sale by European Regulatory Authorities

The Clinical trial required for FDA approval commenced and first patient was enrolled late 2021. We are well on the way to fulfilling the FDA requirements and submitting for approval

- 264 of 360 patients recruited.
- Clinical trial expected to be completed Q3 2022.

Regulatory submission (USA H2 2022) then approval expected in 2022 or Q1 2023.

Direct sales staff have been employed in Europe to facilitate growth.

Distribution center and European subsidiary established.

UBI expect to increase its market share of the global PT/INR coagulation market with the launch of Xprecia Prime.



Prime Clinical Trial

Universal Biosensors

Xprecia Prime™

Approved for Sale by European Regulatory Authorities

Xprecia Prime received approval from European regulators on 24 February 2022.

The approval means Xprecia Prime can be sold in 32 countries across Europe.

Whilst we ordered our first 1,000 Xprecia Prime systems to be delivered H122, because of global supply chain issues 350 will be delivered during Q322.

UBI have begun negotiations with several larger providers in this market and the early indications are that the Xprecia Prime device will be well received in the market.

	UBI: Xprecia Prime	UBI: Xprecia Stride	iLine: MicroINR	Roche: CoaguChek Vantus	Roche: CoaguChek Plus
Sample Size (µL)	8 ✓	8	3	8	8
Unit of Measure	INR & SEC	INR & SEC	INR	INR	INR, SEC %Q
Measuring Range	0.8 – 8.0 ✓	0.8 – 4.5*	0.8 – 8.0	0.8 – 8.0	0.8 – 8.0
Accuracy vs reference (slope, intercept, r^2)	0.96, 0.09, 0.94 ✓	0.95, 0.1, 0.91	1.04, 0.03, 0.94	0.98, 0.1, 0.83	1.075, -0.1, 0.94
Touchscreen	Y ✓	Y	N	N	Y
Data Communication	Wired / Wireless ✓	Wired	Wired	Wired / Wireless	Wireless
Power	Rechargeable ✓	3 AA Batteries	Rechargeable	4 AAA Batteries	Rechargeable
Test Memory	2000 ✓	1000	199	400	2000
Price	<< $850 ✓	$1000	$850	$850 - $900	$1050 - $1550

*4.5 in USA, 8.0 in EU.
Xprecia Prime 8.0 in EU. TBC in USA
All prices are Australian dollars
Source: iLine, Roche

Universal Biosensors

Xprecia Prime™
Sales Update

Sales of Xprecia Stride H122 will be largely in line with Sales for H121.

We do expect to see strong sales growth during H2 2022 for our Xprecia products.

We have successfully acquired over 50% of the old Siemens distribution network which are now buying directly from UBI (and another 15% are still in negotiation) This newly acquired distribution network will also champion the sales of Xprecia Prime.

Gross Margin and Average Selling Price continue to improve.

In addition, we are targeting more than 60 new distribution partners who we expect will grow our Xprecia Prime PT/INR business.


XpreciaPrime
XpreciaPrime

Universal Biosensors

Specialist Blood Laboratory
Hemostasis Reference Laboratory

Our specialist blood laboratory business should be in line with H122.

This is a good result as nearly $1m was spent on moving the laboratory to a new location (we had almost 6 weeks shutdown), investing and expanding our specialist services into:

- Inflammatory disease;
- Cytokines; and
- Multiplex Immunoassay Platform.

New clients have been secured.

New equipment has been purchased.

New premises and laboratory fitted out.

Good longer term sales growth prospects.

Universal Biosensors

New Product Development

Petrackr™ Blood Glucose Monitor

Biosensor test strip and meter development for measuring and monitoring of blood glucose for diabetes in cats and dogs has commenced and is on track.

Anticipated to launch late Q4 2022 (early 2023).

There are no significant regulatory hurdles.

Market opportunity is in excess of $200m and growing at nearly 13% pa.

We believe the UBI Petrackr will be the most modern, connected and accurate device on the market anywhere in the world.

We have recently appointed a senior salesperson in the USA to look after the launch of Petrackr.

Negotiations continue with multiple distribution partners.

Universal Biosensors

New Product Development
Aptamer based sensing: COVID-19

UBI is working on a saliva or nasal based test that can instantly detect SARS-CoV-2 N-Protein (COVID-19).

If successful, the development of UBI's Instant COVID Test (ICT) could:

- Deliver PCR levels of detection and accuracy, quickly from a handheld portable device
- Provide flexibility for mass testing.
- Collate and manage "meta data" from patients testing for COVID-19.
- Should be able to detect future COVID variants as N-Protein noted to be conserved.
- Work is progressing well, and we expect to have the product available in market during 2023

Universal Biosensors

New Product Development
Aptamer based sensing: Fertility Biosensors

UBI is developing an aptamer based handheld device and consumable biosensor test strip that (if successful) will be able to detect key fertility hormones (Estradiol, Progesterone and Luteinizing Hormone) in small samples of whole blood in less than 5 minutes.

Patients would be able to self test and monitor in the privacy of their own home.

Future applications include HCG, AMH, FSH etc.

Aptamers have arrived on site.

Proof of concept, feasibility and development trials to commence Q3 2022.

Work is progressing.

New Product Development
Summary of Investments for H1 2022

During the period

$4.59m (non-recurring) will be invested into the following intangible assets.

- $2.56m in the veterinarian blood glucose product
- $2.03m in clinical and development trials for our Xprecia Prime, Tn Antigen and Sentia products

$1.77m (non-recurring) will be invested into the ongoing development of our oncology, fertility and COVID biosensors.

Total amount to be invested during 2022 on intangible assets (non-recurring) is tabled below

Summary of estimated Investment in Development Assets (investments in intangible assets)		
	30-Jun-22	31-Dec-22
Petrackr	2.56	4.27
Xprecia Prime	0.77	2.01
Sentia	0.73	1.05
Tn Antigen Cancer Biomarker	0.53	1.74
	4.59	9.07

Universal Biosensors

END

John Sharman
Chief Executive Officer
Universal Biosensors, Inc

Placing the universal power of biosensors into the hands of those who need it

Universal Biosensors